SECTION 906 CERTIFICATION

CONTINENTAL MINERALS CORPORATION
(the "Company")

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, do hereby certify, to such officer’s knowledge, that:

•	the Annual Report on Form 20-F for the year ended December 31, 2004 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2005	Date: June 24, 2005

/s/ Ronald W. Thiessen	/s/ Jeffrey R. Mason

Ronald W. Thiessen	Jeffrey R. Mason
Director and Chief Executive Officer	Director, Chief Financial Officer, and Secretary